                                 SCHEDULE 14A
                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

  [X] Preliminary Proxy Statement                              [_] Confidential, for Use of the Commission Only (as
                                                                   permitted by Rule 14a-6(e)(2))
  [_] Definitive Proxy Statement

  [_] Definitive Additional Materials

  [_] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                       Frank Russell Investment Company
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
  (2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
  (4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
  (5)  Total fees paid:

--------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount Previously Paid:

--------------------------------------------------------------------------------
  (2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
  (3)  Filing Party:

--------------------------------------------------------------------------------
  (4)  Date Filed:

--------------------------------------------------------------------------------

                       FRANK RUSSELL INVESTMENT COMPANY
                                 909 A Street
                           Tacoma, Washington 98402
                                1-800-628-8510

Dear Shareholder:

   Enclosed is a Notice of Special Meeting of shareholders of Frank Russell Investment Company ("FRIC"). The Special Meeting has been called for October 3,
2003 at        a.m., local time, at the offices of FRIC at 909 A Street,
Tacoma, Washington 98402. The accompanying Proxy Statement details the proposals being presented for your consideration as shareholders of certain of FRIC's series (each a "Fund," and, collectively, the "Funds").

   Shareholders will be asked to consider the following proposals at the Special Meeting:

      1. To elect three members of the Board of Trustees of FRIC;

      2. To approve a change to the fundamental investment objective of each Fund except Russell Multi-Manager Principal Protected Fund;

      3. To approve the reclassification of the investment objective of each Fund, except Russell Multi-Manager Principal Protected Fund, from "fundamental" to "non-fundamental"; and

      4. To consider and act on any other business (none being known as of the date of this notice) as may legally come before the Special Meeting or any adjournment thereof.

   The enclosed materials provide details of the proposals. A proxy card for the Special Meeting is enclosed. IT IS IMPORTANT THAT YOU COMPLETE, SIGN AND RETURN YOUR PROXY CARD, OR TAKE ADVANTAGE OF THE FACSIMILE, TELEPHONIC OR ELECTRONIC VOTING PROCEDURES DESCRIBED IN THE PROXY CARD, AS SOON AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SPECIAL MEETING.

                                          Sincerely,

                                          Karl J. Ege
                                          Secretary

Note: You may receive more than one proxy card. PLEASE COMPLETE EACH CARD PROVIDED so that each Fund will have the quorum needed to conduct its business.

                       FRANK RUSSELL INVESTMENT COMPANY
                                 909 A Street
                           Tacoma, Washington 98402

                               -----------------

 Notice of Special Meeting of Shareholders of Frank Russell Investment Company
                         to be held on October 3, 2003

                               -----------------

   To the shareholders of each of Equity I Fund, Equity II Fund, Equity Q Fund, Tax-Managed Large Cap Fund, Tax-Managed Mid & Small Cap Fund, International Fund, Emerging Markets Fund, Fixed Income I Fund, Fixed Income III Fund, Money Market Fund, Diversified Equity Fund, Special Growth Fund, Quantitative Equity Fund, International Securities Fund, Real Estate Securities Fund, Diversified Bond Fund, Short Term Bond Fund, Multistrategy Bond Fund, Tax Exempt Bond Fund, U.S. Government Money Market Fund, Tax Free Money Market Fund, Select Growth Fund, Select Value Fund, Equity Aggressive Strategy Fund, Aggressive Strategy Fund, Balanced Strategy Fund, Moderate Strategy Fund, Conservative Strategy Fund, Tax-Managed Global Equity Fund and Russell Multi-Manager Principal Protected Fund (each a "Fund," and, collectively, the "Funds"):

   NOTICE IS HEREBY GIVEN that a Special Meeting of the shareholders of Frank Russell Investment Company ("FRIC") will be held at FRIC's offices located at
909 A Street, Tacoma, Washington, on October 3, 2003 at        a.m., local
time, for the following purposes:

      1. To elect three members of the Board of Trustees of FRIC;

      2. To approve a change to the fundamental investment objective of each Fund except Russell Multi-Manager Principal Protected Fund;

      3. To approve the reclassification of the investment objective of each Fund, except Russell Multi-Manager Principal Protected Fund, from "fundamental" to "non-fundamental"; and

      4. To consider and act on any other business (none being known as of the date of this notice) as may legally come before the Special Meeting or any adjournment thereof.

   The attached Proxy Statement provides more information concerning each of the proposed items upon which shareholders will be asked to vote.

   Shareholders of record as of the close of business on July 7, 2003 are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof.

                                          By Order of the Board of Trustees,

                                          Karl J. Ege
                                          Secretary

Tacoma, Washington
July 8, 2003

 IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING! WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TAKE ADVANTAGE OF THE FACSIMILE, TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY CARD. IF YOU DESIRE TO VOTE IN PERSON YOU MAY REVOKE YOUR PROXY PRIOR TO THE SPECIAL MEETING.

No matter how many shares you own, your vote is important. A proxy solicitor, D.F. King & Co., Inc. has been retained to aid in obtaining votes and in answering questions you may have regarding the proposals. The solicitor may call you as the meeting date approaches if you have not voted. Your prompt vote will help reduce solicitation costs and will mean that you can avoid receiving follow-up phone calls or mailings requesting your vote.

                               TABLE OF CONTENTS

                                                                                        Page
                                                                                        ----

Questions and Answers About the Special Meeting and the Proxy Statement.............          2

Proposal 1:  Election of Trustees to the Board of Trustees of FRIC..................          4

Proposal 2:  To change the fundamental investment objectives of certain of the Funds         11

Proposal 3:  To make certain of the Funds' investment objectives non-fundamental....         16

Other Business......................................................................         17

Information about FRIC..............................................................         18

Further Information.................................................................         19

List of Names and Addresses of Money Managers....................................... Appendix A

Beneficial Owners of the Funds...................................................... Appendix B

Shares Outstanding.................................................................. Appendix C

                       FRANK RUSSELL INVESTMENT COMPANY
                                 909 A Street
                           Tacoma, Washington 98402
                                1-800-628-8510

                               -----------------

                                PROXY STATEMENT

                               -----------------

                              DATED July 8, 2003

                   FOR A SPECIAL MEETING OF SHAREHOLDERS OF

                                 Equity I Fund
                                Equity II Fund
                                 Equity Q Fund
                          Tax-Managed Large Cap Fund
                       Tax-Managed Mid & Small Cap Fund
                              International Fund
                             Emerging Markets Fund
                              Fixed Income I Fund
                             Fixed Income III Fund
                               Money Market Fund
                            Diversified Equity Fund
                              Special Growth Fund
                           Quantitative Equity Fund
                         International Securities Fund
                          Real Estate Securities Fund
                             Diversified Bond Fund
                             Short Term Bond Fund
                            Multistrategy Bond Fund
                             Tax Exempt Bond Fund
                       U.S. Government Money Market Fund
                          Tax Free Money Market Fund
                              Select Growth Fund
                               Select Value Fund
                Russell Multi-Manager Principal Protected Fund
                        Equity Aggressive Strategy Fund
                           Aggressive Strategy Fund
                            Moderate Strategy Fund
                            Balanced Strategy Fund
                          Conservative Strategy Fund
                        Tax-Managed Global Equity Fund

                (each a "Fund," and, collectively, the "Funds")

                               EACH A SERIES OF
                   FRANK RUSSELL INVESTMENT COMPANY ("FRIC")

                QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                            AND THE PROXY STATEMENT

GENERAL INFORMATION ABOUT THE PROPOSALS

Q. What is the purpose of this proxy statement?

A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and one or more proxy cards--because you have the right to vote on important proposals concerning your investment in your Fund(s).

   The principal purpose of this Proxy Statement is to seek shareholder approval of the matters identified in the table below.

                                 Proposal                                    Shareholders Solicited
   -                             --------                                    ----------------------

1.      To elect three members of the Board of                       Each Fund
        Trustees of FRIC.

2(a)    To approve changes to the fundamental                        Each Fund except Russell Multi-Manager
through investment objectives of the Funds.                          Principal Protected Fund
2(cc).

3.      To approve a change in the fundamental                       Each Fund except Russell Multi-Manager
        investment objectives of the Funds to                        Principal Protected Fund
        make them non-fundamental.

INFORMATION ABOUT VOTING

Q. Who is asking for my vote?

A. The Board of Trustees (the "Board" or the "Trustees") of FRIC has requested your vote on several matters in connection with the special meeting (the "Special Meeting") of shareholders of certain of the various series of FRIC
   (the "Shareholders"). The Special Meeting will be held at      a.m., local
   time, on October 3, 2003, at the offices of FRIC located at 909 A Street, Tacoma, Washington. FRIC proposes to mail the Notice of Special Meeting, the proxy card and the Proxy Statement to Shareholders of record on or about
   July   , 2003.

Q. Who is eligible to vote?

A. FRIC has thirty-two series, or funds, in all. This Proxy Statement relates to the following 30 of those series (each a "Fund," and, collectively, the "Funds"): Equity I Fund, Equity II Fund, Equity Q Fund, Tax-Managed Large Cap Fund, Tax-Managed Mid & Small Cap Fund, International Fund, Emerging Markets Fund, Fixed Income I Fund, Fixed Income III Fund, Money Market Fund, Diversified Equity Fund, Special Growth Fund, Quantitative Equity Fund, International Securities Fund, Real Estate Securities Fund, Diversified Bond Fund, Short Term Bond Fund, Multistrategy Bond Fund, Tax Exempt Bond Fund, U.S. Government Money Market Fund, Tax Free Money Market Fund, Select Growth Fund, Select Value Fund, Russell Multi-Manager Principal Protected Fund, Equity Aggressive Strategy Fund, Aggressive Strategy Fund, Moderate Strategy Fund, Balanced Strategy Fund, Conservative Strategy Fund and Tax-Managed Global Equity Fund. Shareholders of the two remaining series, Equity Income Fund and Equity III Fund, will be asked to consider the election of Trustees in a separate proxy statement.

   Shareholders of record of the Funds at the close of business on July 7, 2003 (the "Record Date") are entitled to notice of and to vote at the Special Meeting or at any adjournment of the Special Meeting on the proposals applicable to the Fund(s) for which they hold shares. Shareholders of record will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold on each matter presented at the Special Meeting.

Q. How do I vote my shares?

A. You may vote your shares in writing, by executing the enclosed proxy card(s) and returning it in the envelope provided or by using the facsimile, telephone or Internet voting procedures described in the proxy card. The giving of such a proxy will not affect your right to vote in person should you decide to attend the Special Meeting. To vote via the Internet, please access the website listed on your proxy card(s) or noted in the enclosed voting instructions. To vote via the Internet, you will need the "control number" that appears on your proxy card. The Internet voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions and to confirm that Shareholders' instructions have been recorded properly. If you vote via the Internet, you may incur costs associated with electronic access providers and telephone companies.

   Proxy cards that are properly signed, dated and received at or prior to the Special Meeting and proper voting instructions received via facsimile, telephone or the Internet will be voted as specified. If you sign, date and return the proxy card, but do not specify a vote for one or more of the Proposals, your shares will be voted by the proxies on the Proposals for which you have not specified a vote as follows:

  . IN FAVOR of electing each of the nominees to serve on the Board of Trustees of FRIC (Proposal 1);

  . IN FAVOR of approving a change in the investment objective, currently a fundamental investment restriction, of each Fund, except Russell Multi-Manager Principal Protected Fund (Proposals 2(a) through 2(cc), voted on a Fund-by-Fund basis); and

  . IN FAVOR of approving a change in the fundamental investment objective of each Fund, except Russell Multi-Manager Principal Protected Fund, to make it non-fundamental (Proposal 3, voted on a Fund-by-Fund basis).

Q. If I send my proxy card in now as requested, can I change my vote later?

A. You may revoke your proxy at any time prior to its exercise by voting in person at the Special Meeting or by submitting, before the meeting, written notice of revocation, a later-dated proxy card or a later-dated vote via facsimile, telephone or the Internet. Even if you plan to attend the Special Meeting, we ask that you return the enclosed proxy card. This will help us ensure that an adequate number of shares are present for the Special Meeting.

Q  How do the Trustees recommend that I vote for these proposals?

A. The Trustees recommend that Shareholders vote FOR each proposal.

Q. Whom should I call for additional information about this Proxy Statement?

A. Please call D.F. King & Co., Inc., FRIC's information agent, toll-free at 1-800-628-8510.

GENERAL INFORMATION ABOUT THE FUNDS

Q. How are the Funds managed?

A. FRIC is an open-end, management investment company organized under the laws of the Commonwealth of Massachusetts, with principal offices located at 909 A Street, Tacoma, Washington 98402.

   Under Massachusetts law, each Fund is a "sub-trust" of FRIC. The management of the business and affairs of FRIC is the responsibility of the Board. The Board oversees the Funds' operations, including reviewing and approving the Funds' contracts with the Funds' investment adviser, Frank Russell Investment Management Company ("FRIMCo") and the Funds' respective sub-advisers ("Money Managers"). FRIC's officers are responsible for the day-to-day management and administration of the Funds' operations. The Money Managers are responsible for selection of individual portfolio securities for the assets assigned to them.

   FRIC has received an exemptive order from the U.S. Securities and Exchange Commission ("SEC") which permits FRIC, with the approval of the Board, to engage and terminate Money Managers without a shareholder vote. Appendix A to this Proxy Statement lists the current Money Managers for the Funds. The Money Managers will not change as a result of the Proposals that Shareholders are being asked to consider at the Special Meeting.

                                 THE PROPOSALS

          PROPOSAL 1: TO ELECT THREE MEMBERS OF THE BOARD OF TRUSTEES

   At their meeting held on May 20, 2003, the Trustees determined to present the election of three trustees who have not been previously elected by the Shareholders to hold office until their respective successors are elected and qualified. FRIC currently has ten trustees, seven of whom have previously been elected by FRIC's Shareholders. This Proposal 1 will not affect the status of these seven Trustees. Each of these Trustees, and, if elected, each of the nominees, will continue to hold office during the lifetime of FRIC except as such Trustee sooner dies, retires, resigns or is removed, as provided for in FRIC's Amended and Restated Master Trust Agreement (the "Master Trust Agreement"). FRIC also has two Trustees Emeritus. Trustees Emeritus do not have the power to vote on matters coming before the Board, or to direct the vote of any Trustee, and generally are not responsible or accountable in any way for the performance of the Board's responsibilities.

   In considering the nominees for election as Trustees of FRIC, the Trustees took into account the qualifications of each nominee and the concern for the continued efficient conduct of FRIC's business. In particular, the Trustees considered the requirements of the Investment Company Act of 1940, and any amendments thereto (the "1940 Act") as they apply to the election of Trustees generally and the nominees in particular.

   FRIC does not hold regular annual meetings. The Board may call special meetings of Shareholders for action by Shareholder vote as may be required by the 1940 Act or required or permitted by the Master Trust Agreement and by-laws of FRIC. In compliance with the 1940 Act, Shareholder meetings will be held to elect Trustees whenever fewer than a majority of the Trustees holding office have been elected by the Shareholders or, in the case of filling vacancies, to assure that at least two-thirds of the Trustees holding office after vacancies are filled have been elected by Shareholders.

The Nominees

   The following information is provided for each nominee. It includes the nominee's name, principal occupation(s) or employment during the past five years, date of birth, address and directorships with other companies that file reports periodically with the SEC. Each nominee is currently a Trustee of FRIC. Ms. Weston and Mr. Connealy are not "interested persons" of FRIC as defined in
Section 2(a)(19) of the 1940 Act. Mr. Phillips is an interested person of FRIC by virtue of his employment by Frank Russell Company, the parent of FRIMCo. Each nominee currently oversees 37 funds in the Russell Fund complex. The Russell Fund complex consists of FRIC and Russell Investment Funds ("RIF"). The address for each nominee listed below is 909 A Street, Tacoma, Washington 98402-1616.

                                                                      No. of
                                                                   Portfolios in
                                      Term of        Principal     Russell Fund      Other
                        Position(s) Office** and   Occupation(s)      Complex    Directorships
        Name             Held With   Length of      During the      Overseen by     Held by
       and Age             Fund     Time Served    Past 5 Years       Trustee       Trustee
       -------          ----------- ------------ ----------------  ------------- -------------
NOMINEES
Julie W. Weston,.......   Trustee      Since     Retired since          37       None
  Born October 2, 1943                 2002      2000. 1997 to
                                                 2000, Arbitrator,
                                                 The American
                                                 Arbitration
                                                 Association
                                                 Commercial
                                                 Panel. From
                                                 1995 to 1999,
                                                 Hearing Officer,
                                                 University of
                                                 Washington
Michael J. A.
  Phillips,............   Trustee      Since     Chairman of the        37       None
  Born January 20,                     2002      Board, President,
   1948                                          CEO and
                                                 Director, Frank
                                                 Russell
                                                 Company
                                                 ("FRC")
Daniel P. Connealy,....   Trustee      Since     2001-2003, Vice        37       Director,
  Born June 6, 1946                    April     President and                   Gold Banc
                                       2003      Chief Financial                 Corporation,
                                                 Officer, Janus                  Inc.
                                                 Capital Group
                                                 Inc.; 1979-2001,
                                                 Audit and
                                                 Accounting
                                                 Partner,
                                                 Pricewaterhouse-
                                                 Coopers LLP

--------
** Each Trustee serves as a Trustee during the lifetime of FRIC and until its termination except as such Trustee sooner dies, retires, resigns or is removed.

   During the fiscal year ended October 31, 2002, there were four regular meetings of the Board, four special meetings of the Board and one telephonic meeting of the Board. All of the Trustees, including the nominees with respect to meetings held after their election to the Board by the Trustees, attended at least 75% of the meetings of the Board of Trustees held during that time.

   The Board of Trustees has established a standing Audit Committee and a standing Nominating and Governance Committee. The Audit Committee's primary functions are: (1) oversight of the Funds' accounting and financial reporting policies and practices and their internal controls; (2) oversight of the quality and objectivity of the Funds' financial statements and the independent audit thereof; and (3) to act as liaison between the Funds' independent auditors and the full Board. It is management's responsibility to maintain appropriate systems for accounting and internal control and the auditor's responsibility to plan and carry out a proper audit. Currently, the Audit Committee members consist of Mmes. Kristianne Blake and Eleanor W. Palmer and Messrs. Raymond P. Tennison, Jr. and Daniel P. Connealy, each of whom is an independent Trustee. For the fiscal year ended October 31, 2002, the Audit Committee held three meetings. FRIC's Board of Trustees has adopted and approved a formal written charter for the Audit Committee, which sets forth the Audit Committee's current responsibilities. The Audit Committee reviews the maintenance of the Funds' records and the safekeeping arrangements of FRIC's custodian, reviews both the audit and non-audit work of FRIC's independent auditors, submits a recommendation to the Board as to the selection of independent auditors, and pre-approves (i) all audit and non-audit services to be rendered by the auditors for FRIC, (ii) all audit services provided to FRIMCo, or any affiliate thereof that provides ongoing services to FRIC, relating to the operations and financial reporting of FRIC, and (iii) all non-audit services relating to the operations and financial reporting of FRIC, provided to FRIMCo, or any affiliate thereof that provides ongoing services to FRIC, by any auditors with an ongoing relationship with FRIC.

   The primary functions of the Nominating and Governance Committee are to: (1) nominate individuals who are not interested persons of FRIC for independent Trustee membership on the Board; (2) evaluate and review the composition and performance of the Board; (3) review Board governance procedures; (4) review Trustee compensation; and (5) make nominations for membership on all Board committees and review the responsibilities of each committee. The Committee will not consider nominees recommended by Shareholders of the Funds. Currently, the Nominating and Governance Committee members consist of Messrs. Paul E. Anderson, William E. Baxter and Lee C. Gingrich and Ms. Julie W. Weston, each of whom is an independent Trustee. For the fiscal year ended October 31, 2002, the Nominating and Governance Committee held one meeting.

Information Regarding the Other Trustees and the Officers of FRIC

   Listed below are the Trustees of FRIC not named above as nominees and its principal executive officers, including their names, ages, position(s) with FRIC, and principal occupation or employment during the past five years. An asterisk (*) indicates that the Trustee or officer is an "interested person" of FRIC as defined in section 2(a)(19) of the 1940 Act. Mr. George F. Russell, Mr. Lynn L. Anderson and Mr. Michael J.A. Phillips are the only Trustees who are "interested persons" of FRIC as defined in section 2(a)(19) of the 1940 Act. They are interested persons of FRIC because of their relationships with FRIMCo or its affiliates as set forth in the table below. The address for each Trustee and officer listed below is 909 A Street, Tacoma, Washington 98402-1616.

                                                                              No. of
                                                                           Portfolios in
                                       Term of           Principal         Russell Fund      Other
                         Position(s) Office** and      Occupation(s)          Complex    Directorships
         Name             Held with   Length of         During the          Overseen by     Held by
        and Age             Fund     Time Served       Past 5 Years           Trustee       Trustee
        -------          ----------- ------------ ------------------------ ------------- -------------
INTERESTED TRUSTEE AND TRUSTEE EMERITUS
*George F. Russell, Jr.,  Trustee    Since 1999   Chairman Emeritus,            37        None
 Born July 3, 1932        Emeritus                FRC; Chairman
                          and                     Emeritus, FRIC and RIF
                          Chairman
                          Emeritus
*Lynn L. Anderson,......  Trustee    Trustee      Vice Chairman, FRC;           37        Trustee,
 Born April 22, 1939      and        since 1987;  Chairman of the Board,                  SSgA
                          Chairman   Chairman of  Trustee, FRIC and RIF;                  Funds
                          of the     the Board    CEO and Chairman of                     (investment
                          Board      since 1999   the Board, Russell Fund                 company)
                                                  Distributors, Inc. and
                                                  FRIMCo; Trustee,
                                                  President and Chairman
                                                  of the Board, SSgA
                                                  Funds (investment
                                                  company); Trustee and
                                                  Chairman of the Board,
                                                  Frank Russell Trust
                                                  Company; Director,
                                                  Frank Russell
                                                  Investments (Ireland)
                                                  Limited and Frank
                                                  Russell Investments
                                                  (Cayman) Ltd.; Until
                                                  October, 2002, President
                                                  and CEO, FRIC and RIF
INDEPENDENT TRUSTEES AND TRUSTEE EMERITUS
Paul E. Anderson,.......  Trustee    Since 1984   1996 to present,              37        None
 Born October 15, 1931                            President, Anderson
                                                  Management Group LLC
                                                  (private investments
                                                  consulting)
Paul Anton, Ph.D.,......  Trustee    Since 2003   Retired since 1997;           37        None
 Born December 1, 1919    Emeritus                Trustee of FRIC and RIF
                                                  until 2002

                                                                            No. of
                                        Term of                          Portfolios in
                                      Office** and       Principal       Russell Fund        Other
                          Position(s)  Length of       Occupation(s)        Complex      Directorships
          Name             Held with      Time          During the        Overseen by       Held by
         and Age             Fund        Served        Past 5 Years         Trustee         Trustee
         -------          ----------- ------------ --------------------- ------------- ------------------

William E. Baxter,.......   Trustee    Since 1984  Retired since 1986         37       None
Born June 8, 1925

Kristianne Blake,........   Trustee    Since 2000  President,                 37       --Trustee WM Group
Born January 22, 1954                              Kristianne Gates                     of Funds
                                                   Blake, P.S.                          (investment
                                                   (accounting services)                company
                                                                                       --Director, Avista
                                                                                        Corporation

Lee C. Gingrich,.........   Trustee    Since 1984  Retired since 1995         37       None
Born October 6, 1930

Eleanor W. Palmer,.......   Trustee    Since 1984  Retired since 1981         37       None
Born May 5, 1926

Raymond P. Tennison, Jr.,   Trustee    Since 2000  Currently, President,      37       None
Born December 21, 1955                             Simpson
                                                   Investment
                                                   Company and
                                                   several additional
                                                   subsidiary
                                                   companies,
                                                   including Simpson
                                                   Timber Company,
                                                   Simpson Paper
                                                   Company and
                                                   Simpson Tacoma
                                                   Kraft Company

--------
** Each Trustee serves as a Trustee during the lifetime of FRIC and until its termination except as such Trustee sooner dies, retires, resigns or is removed. Dr. Anton was appointed Trustee Emeritus by the Board effective December 31, 2002 for a term not to exceed five years. Mr. Russell was appointed Trustee Emeritus by the Board effective January 1, 1999 to serve until his death, retirement, resignation or removal.

                                                         Term of                    Principal
                             Position(s)               Office** and               Occupation(s)
        Name                  Held with                 Length of                   During the
       and Age                   Fund                  Time Served                 Past 5 Years
       -------               -----------               -----------                -------------

OFFICERS

Leonard P. Brennan,... President and Chief       Since 2002                Director, President and CEO,
Born October 11, 1959  Executive Officer                                   FRIMCo; From 1995 to
                                                                           present, Managing
                                                                           Director Individual
                                                                           Investor Services of
                                                                           Frank Russell Company

Mark E. Swanson,...... Treasurer and Chief       Since 1998                1998 to present,
Born November 26, 1963 Accounting Officer                                  Treasurer and Chief
                                                                           Accounting Officer, FRIC
                                                                           and RIF; Director, Funds
                                                                           Administration, FRIMCo
                                                                           and Frank Russell Trust
                                                                           Company; Treasurer, SSgA
                                                                           Funds (investment
                                                                           company); Manager, Funds
                                                                           Accounting and Taxes,
                                                                           Russell Fund
                                                                           Distributors, Inc. From
                                                                           April 1996 to August
                                                                           1998, Assistant
                                                                           Treasurer, FRIC. From
                                                                           August 1996 to August
                                                                           1998, Assistant
                                                                           Treasurer, FRIC and RIF.
                                                                           November 1995 to July
                                                                           1998, Assistant
                                                                           Secretary, SSgA Funds.
                                                                           February 1997 to July
                                                                           1998, Manager, Funds
                                                                           Accounting and Taxes,
                                                                           FRIMCo

Randall P. Lert,...... Director of Investments   Since 1991                Director of Investments,
Born October 3, 1953                                                       FRIC and RIF; Chief
                                                                           Investment Officer, FRC
                                                                           and Frank Russell Trust
                                                                           Company; Director,
                                                                           FRIMCo and Russell Fund
                                                                           Distributors, Inc.

Karl J. Ege,.......... Secretary and General     Since 1994                Secretary and General
Born October 8, 1941   Counsel                                             Counsel, FRC, FRIC, RIF,
                                                                           FRIMCo, Frank Russell
                                                                           Trust Company, Russell
                                                                           Fund Distributors, Inc.
                                                                           and Frank Russell
                                                                           Capital Inc.

Mark D. Amberson,..... Director of Short-Term    Since 2001                Director of Short-Term
Born July 20, 1960     Investment Funds                                    Investment Funds, FRIC,
                                                                           RIF, FRIMCo and Frank
                                                                           Russell Trust Company.
                                                                           From 1991 to 2001,
                                                                           Portfolio Manager, FRIC,
                                                                           RIF, FRIMCo and Frank
                                                                           Russell Trust Company

--------
   ** The President, the Treasurer and the Secretary are elected annually by the Trustees and hold office until the next meeting of the Trustees at which the officers are elected and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer holds office at the pleasure of the Trustees.

Trustee Ownership of Fund Shares

   The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the Russell Fund Complex, owned directly or beneficially by the Trustees, including the nominees, as of December 31, 2002. FRIC funds that are not owned by any Trustees are omitted from the table. The Russell Fund Complex consists of FRIC and RIF.

               EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES
                 FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2002


                                                                        Aggregate Dollar Range
                                                                      of Equity Securities in all
                                                                         Registered Investment
                                                                         Companies Overseen by
                                    Dollar Range of Equity             Trustees in Russell Fund
        Trustee                    Securities in each Fund                      Complex
        -------                    -----------------------            ---------------------------

George F. Russell, Jr... None                                              None

Michael J. A. Phillips.. None                                              None

Lynn L. Anderson........ None                                              None

Paul E. Anderson........ Special Growth Fund:         Over $100,000        Over $100,000

Paul Anton, Ph.D........ Real Estate Securities Fund: $10,001-$50,000      $50,001-$100,000
                         Emerging Markets Fund:       $1-$10,000
                         Equity II Fund:              $1-$10,000
                         International Fund:          $1-$10,000

William E. Baxter....... Equity Q Fund:               $1-$10,000           $1-$10,000

Kristianne Blake........ Equity III Fund:             Over $100,000        Over $100,000
                         Equity Q Fund:               Over $100,000

Daniel P. Connealy...... None                                              None

Lee C. Gingrich......... None                         None                 None

Eleanor W. Palmer....... None                         None                 None

Raymond P. Tennison, Jr. None                         None                 None

Julie W. Weston......... Equity II Fund:              $1-$10,000           $1-$10,000
                         Tax Exempt Bond Fund:        $1-$10,000
                         Real Estate Securities Fund: $1-$10,000

Remuneration of Trustees

   FRIC pays fees only to the independent Trustees. Compensation of officers and Trustees who are "interested persons" of FRIC is paid by FRIMCo or its affiliates. The following represents the compensation paid to each Trustee for the fiscal year ended October 31, 2002. The Russell Fund Complex consists of FRIC and RIF.

                                                                                Total
                                           Pension or         Estimated      Compensation
                           Aggregate   Retirement Benefits Annual Benefits   from Russell
                          Compensation Accrued as Part of       Upon         Fund Complex
         Trustee           from FRIC      FRIC Expenses      Retirement    paid to Trustees
         -------          ------------ ------------------- --------------- ----------------
Lynn L. Anderson.........   $     0            $0                $0            $     0
Paul E. Anderson.........   $67,783            $0                $0            $82,667
Paul Anton, Ph.D.*.......   $67,487            $0                $0            $78,833
William E. Baxter........   $67,487            $0                $0            $78,833
Kristianne Blake.........   $69,540            $0                $0            $82,383
Daniel P. Connealy**.....   $     0            $0                $0            $     0
Lee C. Gingrich..........   $69,497            $0                $0            $78,363
Eleanor W. Palmer........   $66,083            $0                $0            $78,363
Michael J. A. Phillips...   $     0            $0                $0            $     0
George F. Russell, Jr.***   $     0            $0                $0            $     0
Raymond P. Tennison, Jr..   $66,487            $0                $0            $78,833
Julie W. Weston****......   $11,753            $0                $0            $13,667

--------
* Dr. Anton was elected Trustee Emeritus effective December 31, 2002. ** Mr. Connealy was elected to the Board of Trustees on April 24, 2003. *** Mr. Russell was elected Trustee Emeritus effective January 1, 1999. **** Ms. Weston was elected to the Board of Trustees on August 19, 2002.

   The Russell Fund Complex currently pays each of the independent Trustees a retainer of $52,000 per year, $5,000 for each regular quarterly meeting attended in person, $2,000 for each special meeting attended in person, and $2,000 for each Joint Audit Committee meeting or Nominating and Governance Committee meeting attended in person. The Trustees receive a $500 fee for attending an in-person meeting by phone instead of receiving the full fee had the member attended in person. Out of pocket expenses are also paid by the Fund Complex. The Lead Trustee is paid a fee of $10,000 per year, and each Committee Chair is paid a fee of $6,000 per year. The Russell Fund Complex pays each independent Trustee Emeritus an annual retainer equal to 80% of the annual retainer for independent Trustees in effect at the time such person is elected Trustee Emeritus.

Required vote

   The persons named on the proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the nominees. A Shareholder may vote for or withhold authority with respect to the nominees. If an executed proxy card is received without voting instructions, the shares will be voted for the nominees named herein. The nominees have consented to being named in this Proxy Statement and to serve if elected. FRIC knows of no reason why the nominees would be unable or unwilling to serve if elected. Should the nominees become unable or unwilling to accept nomination or election prior to the Special Meeting, the persons named on the proxy card will exercise their voting power to vote for such substitute person or persons as the current Trustees of FRIC may recommend.

   FRIC's Master Trust Agreement requires that the Trustees be elected by a "plurality" vote. Therefore, the three nominees who receive the greatest number of affirmative votes cast by the Shareholders of FRIC who are present at the Special Meeting in person or by proxy will be declared elected, provided that there is a sufficient number of shares represented in person or by proxy to meet the quorum requirements set forth in FRIC's Master Trust Agreement.

   THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" THE ELECTION OF EACH OF THE THREE NOMINEES TO SERVE ON THE BOARD OF TRUSTEES AS DESCRIBED IN PROPOSAL 1. ANY EXECUTED UNMARKED PROXY CARDS THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

                             PROPOSALS 2(a)-2(cc):

   APPROVAL OF A CHANGE IN THE INVESTMENT OBJECTIVES OF CERTAIN OF THE FUNDS

   Pursuant to the 1940 Act, each of the Funds has adopted and operates according to a stated investment objective. The investment policies, restrictions, strategies and activities of each Fund are guided by, and designed to achieve, the Fund's stated investment objective. Each Fund is subject to an investment objective that currently is a fundamental investment restriction, meaning that it may not be changed without Shareholder approval. These investment objectives were established at the inception of the Funds and reflected market conditions and circumstances at that time and the manner in which FRIMCo then wished to conduct the Funds' investment programs. In many cases, market conditions and circumstances have changed since the Funds' inceptions and are expected to continue to change. In some cases, the investment objective may make comparisons to the investment objective or strategy of another Fund, which is itself subject to change. For example, the investment objective of the Equity II Fund is "to maximize total return primarily through capital appreciation and assuming a higher level of volatility than the Equity I Fund." Further, the international portfolios' investment objectives state that they are to "provide additional diversification for US investors" which relates to the investors' personal investment objectives and circumstances rather than the Funds' investments and, therefore, may be confusing.

   The proposed changes are designed to clarify the investment objectives and, by doing so, avoid possible investor confusion, facilitate the efforts of FRIMCo to conduct the investment programs of the Funds and reduce administrative burdens associated with clarifying the meaning of and monitoring compliance with the current investment objectives. In addition, clarification of the investment objectives of the Funds may facilitate the marketing of the Funds. In such event, Shareholders could benefit from the economies of scale resulting from increases in the Funds' total assets and consequent decreases in their expense ratios. The changes proposed in the investment objectives for the affected Funds are not expected to affect materially the manner in which such Funds are managed. For purposes of Proposal 2, references to the words "Fund" or "Funds" apply to all Funds except Russell Multi-Manager Principal Protected Fund.

The current and proposed objectives for the Funds

   The current and proposed investment objectives for the Funds are set forth in the chart below:

Proposal  Fund            Current Investment Objective                 Proposed Investment Objective
--------  ----            ----------------------------                 -----------------------------
  2(a).. Equity To provide income and capital growth by          Seeks to provide long term capital growth.
         I      investing principally in equity securities.

  2(b).. Equity To maximize total return primarily through       Seeks to provide long term capital growth.
         II     capital appreciation and assuming a higher
                level of volatility than the Equity I Fund.

  2(c).. Equity To provide a total return greater than the total Seeks to provide long term capital growth.
         Q      return of the US stock market (as measured
                by the Russell 1000 Index over a market
                cycle of four to six years) while maintaining
                volatility and diversification similar to the
                Russell 1000 Index.

Proposal     Fund             Current Investment Objective               Proposed Investment Objective
--------     ----             ----------------------------               -----------------------------

  2(d).. Tax-Managed   To provide growth on an after-tax basis     Seeks to provide long term capital growth
         Large Cap     by investing principally in equity          on an after-tax basis.
                       securities.

  2(e).. Tax-Managed   To provide capital growth on an after-tax   Seeks to provide long-term capital growth
         Mid & Small   basis by investing principally in equity    on an after-tax basis.
         Cap           securities of small capitalization
                       companies.

  2(f)   International To provide favorable total return and       Seeks to provide long term capital
                       additional diversification for US           growth.
                       investors.

  2(g)   Emerging      To provide maximum total return             Seeks to provide long term capital
         Markets       primarily through capital appreciation and  growth.
                       by assuming a higher level of volatility
                       than is ordinarily expected from
                       developed market international portfolios
                       by investing primarily in equity
                       securities.

  2(h)   Fixed Income  To provide effective diversification        Seeks to provide current income and the
         I             against equities and a stable level of cash preservation of capital.
                       flow by investing in fixed-income
                       securities.

  2(i)   Fixed Income  To provide maximum total return             Seeks to provide current income and
         III           primarily through capital appreciation and  capital appreciation.
                       by assuming a higher level of volatility
                       than is ordinarily expected from broad
                       fixed income market portfolios.

  2(j)   Money         To maximize current income to the extent    Seeks to maximize current income while
         Market        consistent with the preservation of capital preserving capital and liquidity.
                       and liquidity, and the maintenance of a
                       stable $1.00 per share net asset value, by
                       investing in short-term, high-grade money
                       market instruments.

  2(k)   Diversified   To provide income and capital growth by     Seeks to provide long term capital
         Equity        investing principally in equity securities. growth.

  2(l)   Special       To maximize total return primarily          Seeks to provide long term capital
         Growth        through capital appreciation and assuming   growth.
                       a higher level of volatility than the
                       Diversified Equity Fund.

  2(m)   Quantitative  To provide a total return greater than the  Seeks to provide long term capital
         Equity        total return of the US stock market (as     growth.
                       measured by the Russell 1000 Index over
                       a market cycle of four to six years) while
                       maintaining volatility and diversification
                       similar to the Russell 1000 Index.

Proposal     Fund            Current Investment Objective             Proposed Investment Objective
--------     ----            ----------------------------             -----------------------------

  2(n)   International To provide favorable total return and     Seeks to provide long term capital
         Securities    additional diversification for US         growth.
                       investors.

  2(o)   Real Estate   To generate a high level of total return  Seeks to provide current income and long
         Securities    through above average current income      term capital growth.
                       while maintaining the potential for
                       capital appreciation.

  2(p)   Diversified   To provide effective diversification      Seeks to provide current income and the
         Bond          against equities and a stable level       preservation of capital.
                       of cash flow by investing in fixed-income
                       securities.

  2(q)   Short Term    The preservation of capital and the       Seeks to provide current income and
         Bond          generation of current income              preservation of capital with a focus on
                       consistent with preservation of           short duration securities.
                       capital by investing primarily in
                       fixed-income securities with low-
                       volatility characteristics.

  2(r)   Multistrategy To provide maximum total return           Seeks to provide current income and
         Bond          primarily through capital                 capital appreciation.
                       appreciation and by assuming a
                       higher level of volatility than is
                       ordinarily expected from broad fixed-
                       income market portfolios.

  2(s)   Tax Exempt    To provide a high level of federal        Seeks to provide federal tax-exempt
         Bond          tax-exempt current income by              current income consistent with the
                       investing primarily in a diversified      preservation of capital.
                       portfolio of investment grade
                       municipal securities.

  2(t)   U.S.          To provide the maximum current            Seeks to maximize current income
         Government    income that is consistent with the        while preserving capital and liquidity.
         Money Market  preservation of capital and liquidity
                       and the maintenance of a stable $1.00
                       per share net asset value by investing
                       exclusively in US government
                       obligations.

  2(u)   Tax Free      To provide the maximum current            Seeks to provide federal tax-exempt
         Money Market  income exempt from federal income         current income consistent with the
                       tax that is consistent with the           preservation of capital and liquidity.
                       preservation of capital and liquidity,
                       and the maintenance of a $1.00 per
                       share net asset value by investing in
                       short-term municipal obligations.

Proposal            Fund                Current Investment Objective        Proposed Investment Objective
--------            ----                ----------------------------        -----------------------------

 2(v)    Tax-Managed                Seeks to achieve high, long-term     Seeks to provide long term capital
         Global Equity Fund         capital appreciation on an after-tax growth on an after-tax basis.
                                    basis, while recognizing the
                                    possibility of high fluctuations in
                                    year-to-year market values.

 2(w)    Conservative Strategy      Seeks to achieve moderate total      Seeks to provide high current
         Fund                       rate of return through low capital   income and low long term capital
                                    appreciation and reinvestment of a   appreciation.
                                    high level of current income.

 2(x)    Moderate Strategy Fund     Seeks to achieve moderate long-      Seeks to provide high current
                                    term capital appreciation with high  income and moderate long term
                                    current income, while recognizing    capital appreciation.
                                    the possibility of moderate
                                    fluctuations in year-to-year market
                                    values.

 2(y)    Balanced Strategy Fund     Seeks to achieve a moderate level    Seeks to provide above average
                                    of current income and, over time,    capital appreciation and a moderate
                                    above-average capital appreciation   level of current income.
                                    with moderate risk.

 2(z)    Aggressive Strategy Fund   Seeks to achieve high, long-term     Seeks to provide high long term
                                    capital appreciation with low        capital appreciation with low
                                    current income, while recognizing    current income.
                                    the possibility of substantial
                                    fluctuations in year-to-year market
                                    values.

 2(aa)   Equity Aggressive Strategy Seeks to achieve high, long-term     Seeks to provide high long term
         Fund                       capital appreciation, while          capital appreciation.
                                    recognizing the possibility of high
                                    fluctuations in year-to-year market
                                    values.

 2(bb)   Select Growth Fund         To provide capital appreciation.     Seeks to provide long-term capital
                                                                         growth.

 2(cc)   Select Value Fund          To provide capital appreciation.     Seeks to provide long term capital
                                                                         growth.

   Shareholders of each Fund, other than Russell Multi-Manager Principal Protected Fund, are being asked to approve a reclassification of the Fund's investment objectives from "fundamental" to "non-fundamental" in Proposal 3, described below. If Shareholders approve Proposal 3, each of the amended investment objectives that are approved pursuant to Proposals 2(a) through 2(cc) will be non-fundamental investment objectives. None of Proposals 2(a) through 2(cc) is contingent upon approval of Proposal 3 by Shareholders of the subject Fund or upon approval of this Proposal 2 by the other Funds. Approval of Proposal 3 by the Shareholders of any Fund is likewise not contingent upon approval of its corresponding Proposal 2.

Required vote

   The approval of the amended investment objective of each Fund requires the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Shareholders of each Fund will vote separately on their respective Proposal, as applicable. The investment objective applicable to each Fund will be changed only if approved by the Shareholders of that Fund.

   THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSALS 2(a) - 2(cc) AS APPLICABLE. ANY EXECUTED UNMARKED PROXY CARDS THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

                                  PROPOSAL 3:

               APPROVAL OF A RECLASSIFICATION OF THE INVESTMENT
          OBJECTIVES OF EACH FUND FROM FUNDAMENTAL TO NON-FUNDAMENTAL

   The investment objective for each Fund is a "fundamental" investment policy, meaning that it may not be changed without Shareholder approval. The Funds' investment objectives are not required to be fundamental, and FRIMCo has proposed to the Board that the investment objective for each Fund, with the exception of Russell Multi-Manager Principal Protected Fund, be reclassified from fundamental to non-fundamental. For purposes of Proposal 3, references to the words "Fund" or "Funds" apply to all Funds except Russell Multi-Manager Principal Protected Fund. As a non-fundamental investment policy, each investment objective could be changed by the Trustees without Shareholder approval if the Trustees deem the change to be in the best interests of Shareholders. FRIMCo has proposed these changes in order to provide additional flexibility to conduct the investment program of each such Fund in response to changing market conditions and circumstances consistent with applicable laws in effect from time to time, without the expense and delay associated with arranging for a Shareholder meeting to approve changes in the Fund's investment objective.

   The Board does not expect to use this flexibility frequently. However, the Trustees would be in a position to change the investment objective of any such Fund in circumstances when a change, in the Board's judgment, would be in the best interests of the Fund's Shareholders. Such circumstances would include changes in the securities markets generally that would render achievement of the Fund's then current investment objective more difficult on an ongoing basis or changes with respect to the Fund specifically. If the Board did decide to make such a change in any non-fundamental investment objective, the Fund would provide Shareholders with 60 days' notice before the effective date of such change.

   The current fundamental investment objectives for certain of the Funds, to which Shareholders are being asked to approve changes, are set forth above in Proposals 2(a) through 2(cc).

   If the Shareholders of a Fund approve the proposal to reclassify its investment objective from fundamental to non-fundamental, the Board thereafter would be permitted to change the investment objective for such Fund, if appropriate to do so in its judgment, without the delay and expense of the Fund arranging for Shareholder approval. If these Funds' investment objectives remain fundamental and the Board determined that it was in the best interests of Shareholders to change an investment objective, each such Fund would be required to hold a Shareholder meeting at which such change would be voted upon, and to prepare and send a proxy statement to Shareholders seeking their instructions as to how to vote shares at such meeting. Obtaining Shareholder approval to change the Funds' investment objectives is likely to involve significant delays and costs.

   The table below summarizes the effects of reclassifying each investment objective from fundamental to non-fundamental.

                                                             Non-Fundamental
                                Fundamental Investment         Investment
                                      Objective                 Objective
                                ----------------------       ---------------
Who must approve changes in a  Board and Shareholders    Board
fundamental investment
objective?

How quickly can a change to    Relatively slowly, since  Relatively quickly,
the investment objective be    a vote of Shareholders    because the change can
made?                          is required               be accomplished by
                                                         action of the Board
                                                         alone, provided that
                                                         Shareholders are
                                                         provided 60 days' prior
                                                         notice that their
                                                         Fund's objective is
                                                         being changed

What is the relative cost to   Costly to change because  Less costly to change
change an investment           a Shareholder vote        because a change can be
objective?                     requires holding a        accomplished by action
                               meeting of Shareholders   of the Board of
                               with additional SEC       Trustees without
                               filing requirements and   Shareholder approval
                               proxy solicitation
                               efforts

   Shareholders of each Fund, other than Russell Multi-Manager Principal Protected Fund, are being asked to approve a change of each Fund's investment objectives in Proposal 2, described above. If Shareholders approve Proposals 2 and 3, each of the amended investment objectives that are approved pursuant to Proposals 2(a) through 2(cc) will be non-fundamental investment objectives. Proposal 3 is not contingent upon approval of Proposal 2 by Shareholders of the subject Fund or upon approval of this Proposal 3 by the other Funds. Approval of Proposal 2 by the Shareholders of any Fund is likewise not contingent upon approval of its corresponding Proposal 3.

Required vote

   The approval of the reclassification of the investment objective of each Fund from fundamental to non-fundamental requires the approval of a majority of the outstanding voting securities of that Fund. The vote of a majority of the outstanding voting securities of a Fund means the vote of the lesser of (a) 67% or more of the voting securities of the Fund present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of the Fund. Shareholders of each Fund will vote separately on Proposal 3. The investment objective applicable to each Fund will be reclassified only if approved by the Shareholders of that Fund.

   THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE SHAREHOLDERS OF EACH FUND VOTE "FOR" PROPOSAL 3. ANY EXECUTED UNMARKED PROXY CARDS THAT ARE RETURNED ON A TIMELY BASIS WILL BE SO VOTED.

                                OTHER BUSINESS

   The Trustees know of no other business to be presented at the Special Meeting other than Proposals 1 through 3, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted in the discretion of the persons named as proxies.

                            INFORMATION ABOUT FRIC

Investment Advisor, Administrator and Transfer Agent

   FRIMCo provides or oversees the provision of all general management and administration, investment advisory and portfolio management services for the Funds and acts as transfer agent for the Funds. FRIMCo develops the investment program for each of the Funds, selects Money Managers for the Funds (subject to approval by the Board), allocates assets among Money Managers, monitors the Money Managers' investment programs and results, and may exercise investment discretion over certain assets. FRIMCo's mailing address is 909 A Street, Tacoma, Washington 98402. Unlike most investment companies that have a single organization that acts as both administrator and investment advisor, the Funds divide responsibility for corporate management and investment advice between FRIMCo and a number of different Money Managers. A list of the Money Managers and their addresses is provided in Appendix A to this proxy statement.

Distributor

   Russell Fund Distributors, Inc. (the "Distributor") serves as the distributor of FRIC's shares. The Distributor receives no compensation from FRIC for its services other than Rule 12b-1 compensation and shareholder services compensation for certain classes of shares pursuant to FRIC's Rule 12b-1 Distribution Plan and Shareholder Services Plan, respectively. The Distributor is a wholly owned subsidiary of FRIMCo and its mailing address is 909 A Street, Tacoma, WA 98402.

Custodian

   FRIC's custodian is State Street Bank and Trust Company and its mailing address is 1776 Heritage Drive, North Quincy, MA 02171.

Independent Auditors

   Upon the recommendation of the Audit Committee, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of FRIC for the fiscal year ending October 31, 2003.

   Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of FRIC's annual financial statements for the fiscal years ended October 31, 2001 and 2002 were $620,257 and $652,771, respectively.

   Audit-Related Fees. PwC billed no aggregate fees for assurance and related services rendered that are reasonably related to the audit of FRIC's annual financial statements but not reported under "Audit-Fees" above for the fiscal years ended October 31, 2001 and 2002.

   Tax Fees. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended October 31, 2001 and 2002 were $421,518 and $450,832, respectively.

   All Other Fees. The aggregate fees billed by PwC for professional services rendered for products and services other than those described above for the fiscal years ended October 31, 2001 and 2002 were $0 and $5,250, respectively. Substantially all of these services were rendered in connection with the issuance of consent letters related to filings by FRIC with the Securities and Exchange Commission.

   The Audit Committee has considered whether the services described above are compatible with PwC's independence. The Audit Committee has also considered whether the provision of all other non-audit services rendered to FRIMCo, or an affiliate thereof that provides ongoing services to FRIC, is compatible with maintaining PwC's independence. The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any accountant is approved. Such procedures provide that [to be completed when procedures are completed]. The Audit Committee is informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee's responsibilities to management.

   Pre-approval has not been waived in respect of services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" since the date on which the aforementioned pre-approval procedures were adopted by the Audit Committee.

   The aggregate non-audit fees billed by PwC for services rendered to FRIC and to FRIMCo, or an affiliate thereof that provides ongoing services to FRIC, for the fiscal years ended October 31, 2001 and 2002 were $664,029 and $639,307, respectively.

   Representatives of PwC are not expected to be present at the Special Meeting, but will be given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Massachusetts State Law Considerations

   FRIC is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Master Trust Agreement of FRIC contains an express disclaimer of Shareholder liability for acts or obligations of FRIC and provides for indemnification and reimbursement of expenses out of FRIC's property for any Shareholder held personally liable for the obligations of FRIC. The Master Trust Agreement also provides that FRIC may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of FRIC, the Shareholders of the sub-trusts, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk that a Shareholder would incur financial loss on account of Shareholder liability also is limited to circumstances in which both inadequate insurance exists and FRIC itself is unable to meet its obligations.

   Under Massachusetts law, FRIC is not required to hold annual meetings. In the past, the Funds have availed themselves of these provisions of state law to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved to hold routine annual meetings. The Funds may, however, hold a meeting for such purposes as changing fundamental investment restrictions, approving a new investment management agreement or any other matters which are required to be acted on by Shareholders under the 1940 Act. In addition, a meeting also may be called by Shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of Trustees, in which case Shareholders may receive assistance in communicating with other Shareholders as provided in Section 16(c) of the 1940 Act. FRIC is holding the Special Meeting because of the items that must be presented for Shareholders' consideration and approval.

           FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

   This Proxy Statement is provided on behalf of the Board in connection with the Special Meeting of FRIC to be held at the offices of FRIC at 909 A Street,
Tacoma, Washington 98402, on October 3, 2003, at      a.m., local time, and any
or all adjournments thereof. This Proxy Statement is first being mailed to
Shareholders on or about July         , 2003. You may revoke your proxy at any
time before it is exercised by signing and forwarding a later-dated proxy card or a later-dated vote via facsimile, telephone or the Internet, or by attending the Special Meeting and casting your votes in person.

   FRIC requests that broker-dealer firms, custodians, nominees and fiduciaries forward proxy material to the beneficial owners of the shares held of record by such persons. FRIC may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. The cost of soliciting these proxies will be borne by each Fund, to the extent of its direct operational expenses, and by FRIMCo. FRIC has engaged [insert proxy solicitor] to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for an approximate fee, including out-of-pocket expenses, of up to $[ ].

Record Date

   Shareholders of record at the close of business on the Record Date, July 7, 2003, are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting, with proportionate votes for fractional shares.

Shares Outstanding

   Appendix C sets forth the number of shares of beneficial interest of each class of each Fund outstanding as of June, 30, 2003.

Quorum

   The Master Trust Agreement provides that a quorum shall be present at a meeting when a majority of the shares entitled to vote is present at the meeting, but any lesser number shall be sufficient for adjournments. In the event that a quorum is not present at the Special Meeting or sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on any other matter to properly come before the Special Meeting prior to such adjournment if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. Any adjournment of the Special Meeting will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy and voting. The persons named as proxies on the proxy card will vote against any such adjournment those proxies required to be voted against such Proposal. They will vote in favor of an adjournment all other proxies that they are entitled to vote.

   The costs of any such additional solicitation and of any adjourned session will be borne by FRIC. Abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be counted as shares that are present for purposes of determining the presence of a quorum, but which have not been voted. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, Proposal 1, and will have the effect of a "no" vote on all other Proposals. Accordingly, Shareholders are urged to forward their proxy card or voting instructions promptly.

Beneficial Owners

   [As of May 31, 2003, the officers and Trustees, including the nominees, of FRIC as a group beneficially owned less than 1% of the shares of each class of each Fund outstanding on such date.] As of June 30, 2003, to the best of FRIC's knowledge, no person owned beneficially more than 5% of any class of any Fund, except as set forth in Appendix B.

Shareholder Proposals

   FRIC is not required, and does not intend, to hold regular annual meetings of Shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of Shareholders should send their written proposals to FRIC's offices, 909 A Street, Tacoma, Washington 98402, Attn: Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the

Special Meeting. Should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of FRIC.

Annual and Semi-Annual Reports

   The Funds' most recent audited financial statements and Annual Report, for the fiscal year ended October 31, 2002, and the Funds' Semi-Annual Report for the period ended April 30, 2003 have been previously mailed to Shareholders, and are available free of charge. If you have not received one of these Reports for the Fund(s) in which you are an investor, or would like to receive additional copies, free of charge, please contact your financial intermediary or contact FRIC by mailing a request to Frank Russell Investment Company, 909 A Street, Tacoma, WA 98402, calling 1-800-787-7354, faxing 253-591-3495, or logging onto www.russell.com.

                                          By Order of the Trustees,

                                          Karl J. Ege
                                          Secretary

                                  APPENDIX A

   The following is a list of names and addresses of the Money Managers for each Fund which is not a fund-of-funds. The Money Managers have no affiliations with the Funds or the Funds' service providers other than their management of Fund assets. These Money Managers may also serve as managers or advisers to other investment companies unaffiliated with FRIC, other Funds in FRIC, or to other clients of FRIMCo or of Frank Russell Company, including Frank Russell Company's wholly-owned subsidiary, Frank Russell Trust Company.

                     Diversified Equity and Equity I Funds

   Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit, 1345 Avenue of the Americas, New York, NY 10105.

   Barclays Global Fund Advisors, 45 Fremont Street, San Francisco, CA 94105.

   Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

   Marsico Capital Management, LLC, 1200 17th Street, Suite 1300, Denver, CO 80202.

   MFS Institutional Advisors, Inc., 500 Boylston Street, Boston, MA 02116-3741.

   Montag & Caldwell, Inc., 3455 Peachtree Road, NE, Suite 1200, Atlanta, GA 30326-3248.

   Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, WI 53051.

   Suffolk Capital Management, LLC, 1633 Broadway, 40th Floor, New York, NY
10019.

   Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

   Westpeak Global Advisors, L.P., 1470 Walnut Street, Boulder, CO 80302.

                    Quantitative Equity and Equity Q Funds

   Aronson+Johnson+Ortiz, LP, 230 South Broad Street, 20th Floor, Philadelphia, PA 19102.

   Barclays Global Fund Advisors, 45 Fremont Street, San Francisco, CA 94105.

   Franklin Portfolio Associates, LLC, Two International Place, 22nd Floor, Boston, MA 02110-4104.

   Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

                          Tax-Managed Large Cap Fund

   J.P. Morgan Investment Management Inc., 522 Fifth Ave., 13th Floor, New York, NY 10036.

                      Special Growth and Equity II Funds

   CapitalWorks Investment Partners, LLC, 402 West Broadway, 25th Floor, San Diego, CA 92101.

   David J. Greene and Company, LLC, 599 Lexington Avenue, New York, NY 10022.

   Delphi Management, Inc., 50 Rowes Wharf, Suite 440, Boston, MA 02110.

   Goldman Sachs Asset Management, 32 Old Slip, 17th Floor, New York, NY 10005.

   Jacobs Levy Equity Management, Inc., 100 Campus Drive, P.O. Box 650, Florham Park, NJ 07932-0650.

   Roxbury Capital Management, LLC, 100 Wilshire Blvd., Suite 600, Santa Monica, CA 90401.

   Suffolk Capital Management, LLC, 1633 Broadway, 40th Floor, New York, NY
10019.

   TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New York, NY 10036-9998.

                       Tax-Managed Mid & Small Cap Fund

   Geewax, Terker & Company, 414 Old Baltimore Pike, Chadds Ford, PA 19317.

                              Select Growth Fund

   CapitalWorks Investment Partners, LLC, 402 West Broadway, 25th Floor, San Diego, CA 92101.

   Fuller & Thaler Asset Management, Inc. 411 Borel Avenue, Suite 402, San Mateo, CA 94402.

   Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee Falls, WI 53051.

   TCW Investment Management Co., 865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017.

   Turner Investment Partners, Inc., 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312.

                               Select Value Fund

   Iridian Asset Management LLC, 276 Post Road West, Westport, CT 06880-4704.

   MFS Institutional Advisors, Inc., 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

   Systematic Financial Management, L.P., 300 W. Frank Burr Boulevard, Glenpoint East, 7th Floor, Teaneck, NJ 07666-6703.

                          Real Estate Securities Fund

   AEW Management and Advisors, L.P., World Trade Center East, Two Seaport Lane, Boston, MA 02210-2021.

   INVESCO Realty Advisors, a division of INVESCO Institutional (N.A.), Inc., One Lincoln Center, Suite 700, 5400 LBJ Freeway--LB2, Dallas, TX 75240.

   RREEF America L.L.C., The Hancock Building, 875 North Michigan Avenue, 41st Floor, Chicago IL 60611.

               International Securities and International Funds

   Alliance Capital Management L.P., through its Bernstein Investment Research and Management Unit, 1345 Avenue of the Americas, New York, NY 10105.

   AQR Capital Management, LLC, 900 Third Avenue, 17th Floor, New York, NY
10022.

   Axiom International Investors LLC, 55 Railroad Avenue, Greenwich, CT 06830-6378.

   Capital International, Inc., 11100 Santa Monica Blvd., Suite 1500, Los Angeles, CA 90025.

   Delaware International Advisers Ltd., 80 Cheapside, 3rd Floor, London EC2V 6EE England.

   Fidelity Management & Research Company, 82 Devonshire Street, Boston, MA
02109.

   Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, DE 19801-1165.

   Mastholm Asset Management, LLC, 10500 N.E. 8th Street, Suite 660, Bellevue, WA 98004.

   Oechsle International Advisors, LLC, One International Place, 23rd Floor, Boston, MA 02110.

   The Boston Company Asset Management, LLC, One Boston Place, 14th Floor, Boston, MA 02108-4402.

                             Emerging Markets Fund

   Alliance Capital Management L.P. through its Bernstein Investment Research and Management Unit, 1345 Avenue of the Americas, New York, NY 10105.

   Arrowstreet Capital, Limited Partnership, 44 Brattle Street, 5th Floor, Cambridge MA 02138.

   Foreign & Colonial Emerging Markets Limited, Exchange House, Primrose Street, London EC2A 2NY England.

   Genesis Asset Managers Limited, 21 Knightsbridge, London SW1X 7LY England.

   T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, MD
21202.

                   Diversified Bond and Fixed Income I Funds

   Lincoln Capital Fixed Income Management Company, 200 South Wacker Drive, Suite 2100, Chicago, IL 60606.

   Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92658-6430.

   TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New York, NY 10036-9998.

                 Multistrategy Bond and Fixed Income III Funds

   Delaware Management Company, a series of Delaware Management Business Trust, 2005 Market Street, Philadelphia, PA 19103-7094.

   Morgan Stanley Investments, LP, One Tower Bridge, 100 Front Street, Suite 1100,W. Conshohocken, PA 19428-2899.

   Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92658-6430.

   TimesSquare Capital Management, Inc., Four Times Square, 25th Floor, New York, NY 10036-9998.

                             Short Term Bond Fund

   BlackRock Financial Management, Inc., 40 East 52nd Street, New York, NY
10022.

   Merganser Capital Management L.P., One Cambridge Center, Suite 402, Cambridge, MA 02142-1611.

   Pacific Investment Management Company LLC, 840 Newport Center Drive, Suite 300, P.O. Box 6430, Newport Beach, CA 92658-6430.

   STW Fixed Income Management, 200 East Carrillo Street, Suite 100, Santa Barbara, CA 93101-2143.

                             Tax Exempt Bond Fund

   MFS Institutional Advisors, Inc., 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

   Standish Mellon Asset Management Company LLC, One Financial Center, Boston, MA 02111.

                Russell Multi-Manager Principal Protected Fund

   Lord, Abbett & Co., 90 Hudson Street, Jersey City, NJ 07302-3973.

   MFS Institutional Advisors, Inc., 500 Boylston Street, 21st Floor, Boston, MA 02116-3741.

   Strong Capital Management, Inc., 100 Heritage Reserve, Menomonee, WI 53051.

                               Money Market Fund

   Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402.

                        US Government Money Market Fund

   Frank Russell Investment Management Company, 909 A Street, Tacoma, WA 98402.

                          Tax Free Money Market Fund

   Weiss, Peck & Greer, LLC, One New York Plaza, 30th Floor, New York, NY 10004.

                                  APPENDIX B

                            Name and Address of       Amount and Nature of
Title of Class of Shares      Beneficial Owner        Beneficial Ownership    Percentage of Class Owned
------------------------  ------------------------  ------------------------  -------------------------

                                  APPENDIX C

   As of June 30, 2003, there were the following number of shares of beneficial interest outstanding of each class of each Fund:

                                                   Number of
                                                    Shares
                 Name of Fund                     Outstanding
                 ------------                     -----------
                 Equity I Fund:
                    Class E......................
                    Class I......................
                    Class Y......................

                 Equity II Fund
                    Class E......................
                    Class I......................
                    Class Y......................

                 Equity Q Fund
                    Class E......................
                    Class I......................
                    Class Y......................

                 Tax-Managed Large Cap Fund
                    Class C......................
                    Class E......................
                    Class S......................

                 Tax-Managed Mid & Small Cap Fund
                    Class C......................
                    Class E......................
                    Class S......................

                 International Fund
                    Class E......................
                    Class I......................
                    Class Y......................

                 Emerging Markets Fund
                    Class C......................
                    Class E......................
                    Class S......................

                 Fixed Income I Fund
                    Class E......................
                    Class I......................
                    Class Y......................

                 Fixed Income III Fund
                    Class E......................
                    Class I......................
                    Class Y......................

                 Money Market Fund
                    Class A......................
                    Class S......................

                                                         Number of
                                                          Shares
            Name of Fund                                Outstanding
            ------------                                -----------

            Diversified Equity Fund
               Class C................................
               Class E................................
               Class S................................

            Special Growth Fund
               Class C................................
               Class E................................
               Class S................................

            Quantitative Equity Fund
               Class C................................
               Class E................................
               Class S................................

            International Securities Fund
               Class C................................
               Class E................................
               Class S................................

            Real Estate Securities Fund
               Class C................................
               Class E................................
               Class S................................

            Diversified Bond Fund
               Class C................................
               Class E................................
               Class S................................

            Short Term Bond Fund
               Class C................................
               Class E................................
               Class S................................

            Multistrategy Bond Fund
               Class C................................
               Class E................................
               Class S................................

            Tax Exempt Bond Fund
               Class C................................
               Class E................................
               Class S................................

            U.S. Government Money Market Fund--Class S

            Tax Free Money Market Fund--Class S

            Select Growth Fund
               Class C................................
               Class E................................
               Class S................................
               Class I................................

                                                           Number of
                                                            Shares
          Name of Fund                                    Outstanding
          ------------                                    -----------

          Select Value Fund
             Class C....................................
             Class E....................................
             Class S....................................
             Class I....................................

          Equity Aggressive Strategy Fund
             Class A....................................
             Class C....................................
             Class D....................................
             Class E....................................
             Class S....................................

          Aggressive Strategy Fund
             Class A....................................
             Class C....................................
             Class D....................................
             Class E....................................
             Class S....................................

          Balanced Strategy Fund
             Class A....................................
             Class C....................................
             Class D....................................
             Class E....................................
             Class S....................................

          Moderate Strategy Fund
             Class A....................................
             Class C....................................
             Class D....................................
             Class E....................................
             Class S....................................

          Conservative Strategy Fund
             Class A....................................
             Class C....................................
             Class D....................................
             Class E....................................
             Class S....................................

          Tax-Managed Global Equity Fund
             Class C....................................
             Class E....................................
             Class S....................................

          Russell Multi-Manager Principal Protected Fund
             Class A....................................
             Class B....................................

PROXY CARD              FRANK RUSSELL INVESTMENT COMPANY              PROXY CARD
                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 3, 2003

The undersigned, having received Notice of the Special Meeting of Shareholders of Frank Russell Investment Company ("FRIC") to be held on October 3, 2003, at __:__, Pacific Time, at the offices of FRIC located at 909 A Street, Tacoma, Washington and the related proxy statement, and hereby revoking all Proxies heretofore given with respect to shares to be voted at this Special Meeting, hereby appoints each of David Craig, Greg Lyons, Mary Beth Rhoden and Mark Swanson, or any of them, as Proxies of the undersigned with power to act without the others and with full power of substitution, to vote on behalf of the undersigned as indicated on this proxy card all of the shares in the funds of FRIC which the undersigned is entitled to vote at the Special Meeting and at any adjournment or postponement thereof, as fully as the undersigned would be entitled to vote if personally present.

This Proxy is solicited on behalf of FRIC's Board of Trustees. Shares will be voted as you specify. The Board of Trustees of FRIC recommends that you vote FOR each proposal. If this proxy card is signed, dated and returned with no choice indicated as to one or more proposals on which shares represented by this proxy card are entitled to be voted, such shares shall be voted FOR each such proposal. The Proxies are authorized in their discretion to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof. If you vote via telephone, facsimile or the Internet, do not return this proxy card.

                            VOTE VIA FACSIMILE:  1-888-796-9932
                            VOTE VIA TELEPHONE:  1-866-241-6192
                            VOTE VIA THE INTERNET: https://vote.proxy-direct.com CONTROL NUMBER : 999 9999 9999 999


                            NOTE: Please sign exactly as your name appears on this Proxy Card and date. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

                            ____________________________________________________
                            Signature

                            ____________________________________________________
                            Signature (if held jointly)

                            _______________________________________________,2003
                            Date                                       FRC_13227


FUND                               FUND                                      FUND
----                               ----                                      ----
Equity I Fund                      Equity II Fund                            Equity Q Fund
Tax-Managed Large Cap Fund         Tax-Managed Mid & Small Cap Fund          International Fund
Emerging Markets Fund              Fixed Income I Fund                       Fixed Income III Fund
Money Market Fund                  Diversified Equity Fund                   Special Growth Fund
Quantitative Equity Fund           International Securities Fund             Real Estate Securities Fund
Diversified Bond Fund              Short Term Bond Fund                      Multistrategy Bond Fund
Tax Exempt Bond Fund               US Government Money Market Fund           Tax Free Money Market Fund
Select Growth Fund                 Select Value Fund                         Equity Aggressive Strategy Fund
Aggressive Strategy Fund           Balanced Strategy                         Moderate Strategy
Conservative Strategy Fund         Tax-Managed Global Equity Fund            Russell Multi-Manager Principal Protected Fund

Please vote by filling in the appropriate box below. If you do not mark one or more proposals, your Proxy will be voted FOR each such proposal.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [_]


[_] To vote FOR all Funds on all Proposals mark this box. (No other vote is necessary.)

1.   Elect three members of the Board of Trustees of FRIC:       FOR    WITHHOLD   FOR ALL
                                                                 ALL      ALL       EXCEPT
     Nominee:
              01. Julie W. Weston                                [_]      [_]        [_]
              02. Michael J. A. Phillips
              03. Daniel P. Connealy

To withhold authority to vote for any individual nominee, mark the, ""For All Except" box and write the number and name of any such nominee on the line immediately below.

----------------------------------------

2.   Approve a change to the fundamental investment objective:

[_] To vote all Funds FOR; [_] to vote all Funds AGAINST; [_] to ABSTAIN votes for all Funds; or vote separately by Portfolio below.

                      FOR AGAINST ABSTAIN                            FOR AGAINST ABSTAIN                         FOR AGAINST ABSTAIN
Equity I              [_]   [_]     [_]  Equity II                   [_]   [_]     [_]  Equity Q                 [_]   [_]     [_]
Tax-Managed Large Cap [_]   [_]     [_]  Tax-Managed Mid & Small Cap [_]   [_]     [_]  International            [_]   [_]     [_]
Emerging Markets      [_]   [_]     [_]  Fixed Income I              [_]   [_]     [_]  Fixed Income III         [_]   [_]     [_]
Money Market          [_]   [_]     [_]  Diversified Equity          [_]   [_]     [_]  Special Growth           [_]   [_]     [_]
Quantitative Equity   [_]   [_]     [_]  International Securities    [_]   [_]     [_]  Real Estate Securities   [_]   [_]     [_]
Diversified Bond      [_]   [_]     [_]  Short Term Bond             [_]   [_]     [_]  Multistrategy Bond       [_]   [_]     [_]
Tax Exempt Bond       [_]   [_]     [_]  US Government Money Market  [_]   [_]     [_]  Tax Free Money Market    [_]   [_]     [_]
Select Growth         [_]   [_]     [_]  Select Value                [_]   [_]     [_]  Equity Aggressive
Aggressive Strategy   [_]   [_]     [_]  Balanced Strategy           [_]   [_]          Strategy                 [_]   [_]     [_]
Conservative Strategy [_]   [_]     [_]  Tax-Managed Global Equity   [_]   [_]     [_]  Moderate Strategy        [_]   [_]     [_]
                                                                     [_]   [_]     [_]  Russell Multi-Manager    [_]   [_]     [_]

3. Approve the reclassification of the investment objective from "fundamental" to "non-fundamental":

[_] To vote all Funds FOR;[_] to vote all Funds AGAINST; [_] to ABSTAIN votes for all Funds; or vote separately by Portfolio below.

                      FOR AGAINST ABSTAIN                            FOR  AGAINST  ABSTAIN                       FOR AGAINST ABSTAIN
Equity I              [_]   [_]     [_]  Equity II                   [_]   [_]     [_]  Equity Q                 [_]   [_]     [_]
Tax-Managed Large Cap [_]   [_]     [_]  Tax-Managed Mid & Small Cap [_]   [_]     [_]  International            [_]   [_]     [_]
Emerging Markets      [_]   [_]     [_]  Fixed Income I              [_]   [_]     [_]  Fixed Income III         [_]   [_]     [_]
Money Market          [_]   [_]     [_]  Diversified Equity          [_]   [_]     [_]  Special Growth           [_]   [_]     [_]
Quantitative Equity   [_]   [_]     [_]  International Securities    [_]   [_]     [_]  Real Estate Securities   [_]   [_]     [_]
Diversified Bond      [_]   [_]     [_]  Short Term Bond             [_]   [_]     [_]  Multistrategy Bond       [_]   [_]     [_]
Tax Exempt Bond       [_]   [_]     [_]  US Government Money Market  [_]   [_]     [_]  Tax Free Money Market    [_]   [_]     [_]
Select Growth         [_]   [_]     [_]  Select Value                [_]   [_]     [_]  Equity Aggressive
Aggressive Strategy   [_]   [_]     [_]  Balanced Strategy           [_]   [_]          Strategy                 [_]   [_]     [_]
Conservative Strategy [_]   [_]     [_]  Tax-Managed Global Equity   [_]   [_]     [_]  Moderate Strategy        [_]   [_]     [_]
                                                                     [_]   [_]     [_]  Russell Multi-Manager    [_]   [_]     [_]

          EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE SIGN, DATE AND
                         RETURN YOUR PROXY CARD TODAY!